SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) January 12, 2004

                            Navigant Consulting, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       0-28830                36-4094854
(State or Other Jurisdiction          (Commission             (IRS Employer
of  Incorporation)                    File Number)          Identification No.)


        615 North Wabash, Chicago, IL                               60611
  (Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone number, including area code  (312) 573-5600


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

The Board of Directors of the Company has set Wednesday, April 21, 2004 as the date for the 2004 annual meeting of stockholders of the Company with a record date of March 8, 2004. The time and place of the annual meeting will be announced at a later date.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                 NAVIGANT CONSULTING, INC.


Date: January 12, 2004                           By: /s/ Philip S. Steptoe
                                                 - - - - - - - - - - - - - -

                                                 Name:  Philip S. Steptoe
                                                 Title: Vice President, General
                                                        Counsel and Secretary